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                             UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)         November 1, 2001
                                                  ------------------------------

                         Leggett & Platt, Incorporated
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            (Exact name of registrant as specified in its charter)

         Missouri                   1-7845                       44-0324630
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(State or other jurisdiction      (Commission                  (IRS Employer
     of incorporation)            File Number)               Identification No.)

         No. 1 Leggett Road, Carthage, MO                64836
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     (Address of principal executive offices)          (Zip Code)

Registrant's telephone number, including area code  (417) 358-8131
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        (Former name or former address, if changed since last report.)


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Item 5. OTHER EVENTS

Effective today, November 1, 2001, the Company has appointed UMB Bank, N.A. to serve as Rights Agent under the Company's Rights Agreement dated February 15, 1999. UMB Bank, N.A. has also been appointed today to serve as the Company,s Transfer Agent and Registrar. Mellon Investor Services, L.L.C., successor to ChaseMellon Shareholder Services, L.L.C., resigned effective October 31, 2001 as Rights Agent under the Rights Agreement and as the Company's Transfer Agent and Registrar.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            Leggett & Platt, Incorporated
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                                                       (Registrant)

Date  November 1, 2001                       /s/ Michael A. Glauber
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                                            Senior Vice President, Finance &
                                             Administration
                                                       (Signature)